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                                                                  EXHIBIT 10.103
                                 FIRST WAIVER
                        (1998 PARTICIPATION AGREEMENT)

          This FIRST WAIVER (1998 PARTICIPATION AGREEMENT) (the "Waiver"), dated as of July 22, 1998, is among SMART & FINAL INC., as Lessee, SMART & FINAL STORES CORPORATION, as Sublessee and Construction Agent, SMART & FINAL REALTY TRUST 1998, as Lessor, WILMINGTON TRUST COMPANY, as Trustee, CREDIT LYONNAIS LEASING CORP., as Investor, financial institutions party hereto from time to time, as Lenders, and CREDIT LYONNAIS LOS ANGELES BRANCH, a branch duly licensed under the laws of the State of California as a banking corporation organized and existing under the laws of the Republic of France, as Agent for the benefit of itself and Lenders.

                            PRELIMINARY STATEMENTS

          WHEREAS, the parties hereto have entered into a Participation Agreement dated as of May 20, 1998 (the "Participation Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein); and

          WHEREAS, the Lessee has requested that any Default or Event of Default be waived, through September 30, 1998, that may have occurred by reason of the Lessee's failure to comply with certain covenants of the Participant Agreement expressly identified below;

          NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

          SECTION 1.  Waiver under Participant Agreement.  Effective as of May
                      ----------------------------------
20, 1998 (the "Effective Date") and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Lenders, the Investor,
                                  ---------
the Agent and the Lessor hereby waive, during the period beginning on the Effective Date and ending on and including September 30, 1998 (the "Waiver Period"), any Default or Event of Default which would arise under any of the Operative Documents by reason of the Lessee's failure to comply with Section 5.6 (Consolidated Cash Flow Ratio) of the Participation Agreement. At the end of the Waiver Period, if the Lessee is not in compliance with such Section pursuant to the terms thereof, a Default or Event or Default shall be deemed to exist unless, and except to the extent that, such Default or Event of Default is further waived or the same shall cease to exist by reason of an amendment to the applicable provisions of the Participation Agreement.

          SECTION 2.  Applicable Margin.
                      -----------------

          (a) As of June 20, 1998 and until the end of the Waiver Period, the definition of "Applicable Margin" in the Participation Agreement is amended by deleting clause (a) thereof and replacing it with the following:

          "Applicable Margin" means:
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               (a)  for any Interest Period occurring in whole or in part one hundred eighty (180) days after the Document Closing Date, (i) with respect to interest determined by reference to the Base Rate, prior to June 20, 1998, zero (0) basis points, and from June 20, 1998 and until the end of the Waiver Period, fifty (50) basis points; and (ii) with respect to interest determined by reference to LIBO Rate, prior to June 20, 1998, sixty (60) basis points, and from June 20, 1998 and until the end of the Waiver Period, one hundred and twenty-five (125) basis points. In addition, notwithstanding clause (b) below, the Commitment Fee Applicable Margin from June 20, 1998 and until the end of the Waiver Period shall be equal to thirty-five (35) basis points."

          (b) As of June 20, 1998 and until the end of the Waiver Period, the definition of "Yield" in the Participation Agreement is amended by adding to the end of the definition "plus, in any case, from June 20, 1998 and until the end of the Waiver Period, 0.75%."

          SECTION 3.  Conditions of Effectiveness.  This Waiver shall become
                      ---------------------------
effective when the Agent shall have received counterparts of (a) this Waiver executed by the Lessee, the Sublessee and the other parties to the Participation Agreement as required thereby, and (b) the Consent appended hereto executed by each of Smart & Final Inc. and Smart & Final Stores Corporation.

          SECTION 4. Reference to and Effect on the Operative Documents. (a)
                     --------------------------------------------------
Upon the effectiveness of this Waiver, on and after the date hereof, each reference in the Participation Agreement to "this Agreement" "hereunder," "hereof" or words of like import referring to the Participation Agreement, and each reference in the other Operative Documents to "the Participation Agreement," "thereunder," "thereof" or words of like import referring to the Participation Agreement, shall mean and be a reference to the Participation Agreement as modified hereby.

          (b) Except as specifically provided above, the Participation Agreement, and all other Operative Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, any collateral described therein does and shall continue to secure the payment of all secured obligations under and as defined therein.

          (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, the Lenders, the Investor, or the Lessor under any of the Operative Documents, nor constitute a waiver of any provision of any of the Operative Documents.

          (d) Each of the parties hereto, and by execution of the Consent appended hereto, each Guarantor, specifically acknowledges and agrees that (i) none of the parties to the Participation Agreement or any other Operative Document have agreed to any other or future waiver of or amendment to the Operative Documents, (ii) neither the granting of the waiver described herein nor the granting of any prior waivers and amendments under the Operative Documents creates any obligation whatsoever on the part of any of the parties to any of the Operative Documents to grant any other or future waiver or amendment under the Operative

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Documents, and (iii) except as specifically set forth herein, each of the parties to any of the Operative Documents have reserved all rights and remedies under the Operative Documents.

          SECTION 5.  General Release of Claims. (a) The Lessee and Sublessee
                      -------------------------
each represent and agree that they have both diligently and thoroughly investigated the existence of any Claim (as defined below), and to their knowledge and belief, no Claim exists and no facts exist that could give rise to or support a Claim.

          (b) As additional consideration for the waivers as set forth herein, the Lessee and Sublessee and each of their respective agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (individually a "Releasing Party," and collectively the "Releasing Parties") each hereby releases and forever discharges each of the Lessor, the Investor, the Agent and each Lender and all of their respective agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (individually, a "Released Party," and collectively, the "Released Parties") of and from all damage, loss, claims, demands, liabilities, obligations (except for any such obligations hereafter arising pursuant to the terms of the Operative Documents, as amended to date), actions and causes of action whatsoever (collectively "Claims") that the Releasing Parties and each of them may, as of the date hereof, have or claim to have against each of the Released Parties, in each case whether presently known or with respect to which the facts are known (or should have been known) that could give rise to or support a Claim and of every nature and extent whatsoever on account of or in any way relating to, arising out of or based upon the Operative Documents or this Waiver (including clause (a) above and the Consent attached hereto) or the negotiation or documentation hereof or the waivers under the Operative Documents effected by this Waiver or the transactions contemplated hereby, or any action or omission in connection with any of the foregoing, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to the Operative Documents or this Waiver. Each Releasing Party further covenants and agrees that it has not assigned heretofore, and will not hereafter sue any Released Party upon, any Claim released or purported to be released under this Section, and the Lessee and Sublessee each will indemnify and hold harmless said Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this Section. It is further understood and agreed that any and all rights under the provisions of Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties. Section 1542 provides as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
     CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          SECTION 6.  Representations and Warranties.  Each of the Lessee and
                      ------------------------------
the Sublessee represents and warrants to the other parties to the Participation Agreement that:

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          (a)  The representations and warranties in the Participation Agreement and each of the other Operative Documents to which it is a party remain true and correct in all material respects immediately prior to and upon giving effect to this Waiver and the Consent, as if the same were made on the date of the effectiveness of the amendments set forth herein (except for those relating to an earlier date which were true and correct in all material respects as of such date).

          (b) The execution, delivery and performance of this Waiver and the Consent by the Lessee and the Sublessee have been duly authorized by all necessary organizational action.

          (c)  All conditions set forth in Section 3 of this Waiver have been
                                           ---------
satisfied.

          (d) Upon giving effect to this Waiver, there is no and will not be any, Default or Event of Default.

          SECTION 7.  Costs, Expenses and Taxes.  The Lessee agrees to pay on
                      -------------------------
demand all costs and expenses of the Agent, the Lenders, the Investor and the Lessor in connection with the preparation, execution, delivery and administration of this Waiver, the Consent and the other instruments and documents, if any, to be delivered hereunder, including, without limitation, the reasonable fees and out of pocket expenses of counsel for the Agent, the Lenders, the Equity Participant and the Lessor with respect thereto and with respect to advising each of such parties as to its rights and responsibilities hereunder and thereunder. The Lessee further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether though negotiations, legal proceedings or otherwise) of this Waiver, the Consent and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section.

          SECTION 8.  Execution in Counterparts.  This Waiver and the Consent
                      -------------------------
hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver or the Consent hereto by telefacsimile shall be effective as delivery of a manually executed counterpart of this Waiver or such Consent.

          SECTION 9.  Governing Law.  This Waiver and the Consent hereto shall
                      -------------
be governed by, and construed in accordance with, the laws of the State of California.

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          IN WITNESS WHEREOF, the parties hereto have caused this First Waiver
(1998 Participation Agreement) to be executed by their respective officers thereunto duly authorized, as the date first above written.

                              SMART & FINAL INC.
                              as Lessee

                              By:  /s/ Donald G. Alvarado
                                 ---------------------------
                                  Name:  Donald G. Alvarado
                                  Title: Secretary

                              SMART & FINAL STORES CORPORATION,
                              as Sublessee

                              By:  /s/ Richard Phegley
                                 ---------------------------
                                  Name:  Richard Phegley
                                  Title: VP & Treasurer

                              SMART & FINAL REALTY TRUST 1998,
                              as Lessor

                              By: Wilmington Trust Company, not in its
                                  individual capacity but solely as Trustee

                                   By: /s/ Joseph B. Feil
                                       ---------------------
                                   Name: Joseph B. Feil
                                   Title: Financial Services Officer

                              CREDIT LYONNAIS LEASING CORP.,
                              as Investor

                              By:  /s/ L.M. Wertheim
                                 ---------------------------
                                  L.M. Wertheim
                                  Vice President and Secretary

                              CREDIT LYONNAIS LOS ANGELES BRANCH
                              as Agent and Lender

                              By: /s/ Pascal Poupelle
                                  --------------------------
                                  Name: Pascal Poupelle
                                  Title: Executive President
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                              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH,
                              as Lender

                              By: /s/ Bradford F. Scott
                                  ------------------------------------------
                                  Name: Bradford F. Scott
                                  Title: Vice President

                              By:
                                  ------------------------------------------
                                  Name:
                                  Title:

                              WILMINGTON TRUST COMPANY,
                              as Trustee

                              By: /s/ Joseph B. Feil
                                  -----------------------------------------
                                  Name: Joseph B. Feil
                                  Title: Financial Services Officer
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                                    CONSENT

                           Dated as of July 22, 1998

          The undersigned, SMART & FINAL INC., a Delaware corporation, and SMART & FINAL STORES CORPORATION, a California corporation, are each a party to the Guaranty (as defined in the Participation Agreement referred to in the foregoing Waiver) and each (i) hereby consents to the foregoing Waiver, and (ii) hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, the said Waiver, each reference in the Guaranty to the Participation Agreement, "thereunder," "thereof" or words of like import shall mean and be a reference to the Participation Agreement as modified by the said Waiver.


                              SMART & FINAL

                              By:  /s/ Donald G. Alvarado
                                 --------------------------------
                                 Name:  Donald G. Alvarado
                                 Title: Secretary

                              SMART & FINAL STORES CORPORATION


                              By:  /s/ Richard Phegley
                                 --------------------------------
                                 Name:  Richard Phegley
                                 Title: VP & Treasurer